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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  April 10, 1997


                             THE HERTZ CORPORATION
             (Exact name of registrant as specified in its charter)

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
           DELAWARE                              1-7541                       13-1938568
(State or other jurisdiction of          (Commission File Number)          (I.R.S. Employer
     incorporation)                                                       Identification No.)

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         225 BRAE BOULEVARD                             07656-0713
      PARK RIDGE, NEW JERSEY                            (Zip Code)
(Address of principal executive offices)

       Registrant's telephone number, including area code (201) 307-2000

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ITEM 5.  OTHER EVENTS

  On April 10, 1997, The Hertz Corporation issued a press release with respect to its first quarter 1997 earnings.

  A copy of such press release is attached as Exhibit 99 hereto and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

  (c)  Exhibits

       The following Exhibit is filed as part of this Report.

       99  Press Release Relating to First Quarter 1997 Earnings





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                                   SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.


                                        THE HERTZ CORPORATION

                                        By:  /s/ Leo A. Massad, Jr.
                                           -------------------------------------
                                             Leo A. Massad, Jr.
                                             Staff Vice President and Controller
                                             (Principal Accounting Officer)


Date:  April 10, 1997





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                               INDEX TO EXHIBITS


  EXHIBIT
  NUMBER

   99      Press Release Relating to First Quarter 1997 Earnings